UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 29, 2012
Date of Report (Date of earliest event reported)

TAGLIKEME CORP.
(Exact name of registrant as specified in its charter)

Nevada	0-25455	201777817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 North Central Expressway Suite 560 Dallas, Texas	75206
(Address of principal executive offices)	(Zip Code)

(214) 800-2851
Registrant’s telephone number, including area code

Morgan Creek Energy Corp.
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets

Effective June 29, 2012, TagLikeMe corp., formerly known as Morgan Creek Energy Corp., a Nevada corporation (the "Corporation") completed and consummated that certain share exchange agreement dated May 14, 2012, as fully executed on May 24, 2012 (the "Share Exchange Agreement") with Glob Media Works Inc., a company incorporated under the laws of the State of Washington ("Glob Media"), and each of the shareholders of Glob Media (collectively the "Glob Media Shareholders"), whereby the Corporation has acquired all of the issued and outstanding shares of Glob Media in exchange for the issuance of  9,075,734 shares of its restricted common stock to the Glob Media Shareholders on a pro rata basis in accordance with each Glob Media Shareholder's respective percentage equity ownership in Glob Media. Glob Media owns intellectual property rights to its internet cloud based software application related to online search and social media developed by Glob Media. As a result of the closing of the Share Exchange Agreement, Glob Media has become the Corporation's direct wholly owned subsidiary.

The foregoing description of the acquisition and the Share Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Exchange Agreement, which was filed as Exhibit 10.1 to the Corporation's Current Report on Form 8-K filed on May 24, 2012. An addendum to the Share Exchange Agreement extending the Closing Date was filed as Exhibit 10.1 to the Corporation's Current Report on Form 8-K filed on June 15, 2012.

SECTION 3 - SECURITIES AND TRADING MATTERS

Item 3.02	Unregistered Sales of Equity Securities

Effective June 29, 2012, the Corporation issued an aggregate of 9,075,734 shares of its restricted common styock to the Glob Media Shareholdcers at a per share price of $0.03. The securities of the Corporation issued to the Glob Media Shareholders upon the closing of the Share Exchange Agreement have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state in the United States, and were issued in reliance upon an exemption from registration under the Securities Act of 1933. The securities may not be offered or sold in the United States absent registration under the Securities Act of 1933 or an applicable exemption from such registration requirements.

SECTION 8 - OTHER EVENTS

Item 8.01	Other Events

On June 29, 2012, the Corporation issued a press release announcing that it has completed and consummated the Share Exchange Agreement as discussed in Item 2.01 above. A copy of the press release is filed as Exhibit 99.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release of TagLikeMe Corp. dated June 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAGLIKEME CORP.

DATE: June 29, 2012	/s/ Richard Elliot-Square
Name: Richard Elliot-Square
Title: President/Chief Executive Officer